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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 5, 2002 relating to the financial statements and financial statement schedule, which appears in Metal Management Inc.'s Annual Report on Form 10-K for the year ended March 31, 2002.



                                        /s/ PricewaterhouseCoopers LLP
                                        PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
October 23, 2002